SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.  SUBSEQUENT EVENTS

Subsequent to year-end, the Company received US$3,800 and US$1,200 in January 2014 and April 2014, respectively, relating to the consideration of the transfer of 100% of the equity interest of VMF Shenzhen to Vimicro Tianshi.

In March 2014, Vimicro Jiangsu entered into a construction contracting agreement with Jiangsu International Economic Technology Cooperation Group Co. Ltd., (the “Contractor”). Pursuant to this agreement, the Contractor agreed to construct the facility according to the specifications of the Company and procure the Company’s approval for any subcontracting. The total consideration under the contract is RMB259.6 million ($42.9 million) and contains customary provisions requiring the Contractor to compensate the Company for delays and damages. According to the agreement, the Company agreed to make progress payments at specific stages equivalent to 75% of the price for the then-completed portion of the construction project. The Company will make such payments upon completion of the foundation, (i) completion of building main structure and passing of quality check, (ii) completion of 50% of the finishing work and installation, and, (iii) completion of all construction work and passing of quality check. Within 14 days after filing of the completed construction and approval of the construction price, the Company will pay the difference between 95% of the approved construction price and the total amount of the Company will have paid through progress payments. The remaining 5% of the construction price will be retained by the Company as a quality assurance fund, which the Company can keep for two years. The term of the contract is from March 2014 to November 2015.